UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 200N
Greenwood Village, Colorado            80111
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders
The Company held its annual stockholders meeting on May 19, 2022. Of the 15,748,905 shares of common stock issued and outstanding as of the record date, 14,411,095 shares of common stock (approximately 91.51%) were present or represented by proxy at the annual meeting. The Company's stockholders elected all of the directors nominated by the Company's board of directors; approved, on an advisory basis, the compensation of the Company's named executive officers, and ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2022 fiscal year. The vote results for the matters submitted to stockholders are as follows:

1.    Election of directors:

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Anthony S. Ackil	12,288,876	317,180	21,306	1,783,733	97.48%
Thomas G. Conforti	12,342,767	263,487	21,108	1,783,733	97.91%
Cambria W. Dunaway	11,964,937	654,695	7,730	1,783,733	94.81%
G.J. Hart	12,280,482	325,106	21,774	1,783,733	97.42%
Kalen F. Holmes	11,995,125	622,804	9,433	1,783,733	95.06%
Steven K. Lumpkin	12,048,438	571,269	7,655	1,783,733	95.47%
Paul J.B. Murphy III	12,334,945	287,648	4,769	1,783,733	97.72%
David A. Pace	12,228,490	391,046	7,826	1,783,733	96.90%
Allison Page	12,270,685	335,222	21,455	1,783,733	97.34%
Anddria Varnado	12,223,662	382,281	21,419	1,783,733	96.97%

2.    Approval, on an advisory basis, of the compensation of the Company's named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
12,363,294	255,381	8,687	1,783,733	97.98%

3.    Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 25, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
14,362,081	25,267	23,747	0	99.82%

ITEM 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
Name:	Michael L. Kaplan
Title:	Executive Vice President and Chief Legal Officer

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